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                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

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                               FORM 8-K

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                            CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D)
                OF THE SECURITIES EXCHANGE ACT OF 1934


   Date of Report (Date of earliest event reported): August 20, 1997


                            HLS (USA), INC.
        (Exact name of registrant as specified in its charter)


       NEVADA
(State or other            33-89326                    87-0530644
 jurisdiction of     (Commission File No.)   (IRS Employer Identication No.)
 incorporation)


                         145 WEST 44TH STREET
                               6TH FLOOR
                          NEW YORK, NY 10036
               (Address of principal executive offices)


                            (212) 789-7772
         (Registrant's telephone number, including area code)



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ITEM 5.  OTHER EVENTS.


     On May 13, 1997, the board of directors of HLS (USA), Inc., a Nevada corporation (the "Registrant"), announced that it has passed a resolution calling for the dissolution of the Registrant. In anticipation of such dissolution, the Registrant has ceased to file periodic reports under the Securities Exchange Act of 1934.


                               SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 HLS (USA), INC.

                                 By:   /s/ Peter C. R. Huang
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Date:  August  21, 1997             Name: Peter C. R. Huang
                                    Title: President